THE ARBITRAGE FUNDS

Water Island Long/Short Fund

(the “Fund”)

Supplement dated April 12, 2021 to the

Summary Prospectus of the Fund

dated September 30, 2020, as supplemented to date

Effective April 16, 2021, Curtis Watkins, CFA is no longer a portfolio manager of the Fund. All references to Mr. Watkins are hereby removed from the Summary Prospectus.

Please retain this supplement for future reference.